Selected American Shares, Inc.
                         Selected Special Shares, Inc.
                        Selected Capital Preservation Trust


                          Supplement dated December 1, 1996
                         to the Prospectus dated May 1, 1996



     Effective December 1, 1996, Davis Selected Advisers - NY, Inc. (DSA-NY) will be a sub-adviser to the Funds (in addition to Bramwell Capital Management, Inc. with respect to Selected Special Shares, Inc.). DSA-NY is a wholly-owned subsidiary of Davis Selected Advisers, L.P., the Funds' Manager. Under a Sub-Advisory Agreement with the Manager,
DSA-NY performs research and portfolio management functions for the Funds as requested by the Manager. The Agreement was approved by the Boards of Directors/Trustees of each of the Funds (including a majority of the directors who are not parties to the Agreement, have no financial interest in the Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Agreement) on October 25, 1996. Bramwell Capital Management, Inc. continues to be the principal sub-adviser to Selected Special Shares and Elizabeth Bramwell continues to be the portfolio manager for that Fund.

     The Agreement will be submitted to the shareholders of the Funds for consideration at a Special Meeting to be held before April, 1996. In the event that the Agreement is not approved by the shareholders as to any Fund, the Board of Directors will determine what actions should be taken.

     In lieu of a sub-advisory fee, the Manager will pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement. All the fees paid to DSA-NY will be paid by the Manager and not the Funds. The fees paid by the Funds will not be affected by the Agreement.